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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 16, 1998

                        LITCHFIELD FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Massachusetts                   0-19822                04-3023928
        -------------                   -------                ----------
(State or other jurisdiction of     (Commission File         (IRS Employer
 incorporation or organization)         Number)          (Identification Number)

                  430 Main Street
              Williamstown, MA 01267                05352
              ----------------------             ----------
              (Address of principal              (Zip Code)
                executive offices)

       Registrant's telephone number, including area code: (413) 458-1000

         (Former name or former address, if changed since last report.)
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Item 5. Other Events.
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     In conjunction with the sale of its 8.25% Series A Notes due November 1,
2003, the Company executed a Supplemental Indenture with the Bank of New York, as Trustee, attached hereto as Exhibit 4.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)  Exhibits
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        4.2  Supplemental Indenture, dated as of October 16, 1998, between the
             Company and The Bank of New York, Trustee.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LITCHFIELD FINANCIAL CORPORATION


Dated:  October 21, 1998               By: /s/ RICHARD A. STRATTON
                                          ------------------------------------
                                               Richard A. Stratton, President,
                                               Chief Executive Officer and
                                               Director